Exhibit 99.4

Transcend Services, Inc.

Unaudited Pro Forma Consolidated Financial Statements

The accompanying unaudited pro forma consolidated financial statements have been prepared by Transcend Services, Inc., to reflect its completed acquisition of Medical Dictation Services, Inc. (“MDSI”), on August 31, 2009, as described in Item 2.01 of the Current report on Form 8-K filed on September 3, 2009. The unaudited pro forma consolidated financial statements include a Balance Sheet as of December 31, 2008 (using the March 31, 2009 Balance Sheet of MDSI) and Statements of Operations for the twelve months ended December 31, 2008 (using the twelve months ended March 31, 2009 for MDSI) and the six months ended June 30, 2009.

The following assumptions were used in preparing the adjustments for the consolidated pro forma financial statements:

1.	Adjustments relating to the unaudited pro forma consolidated balance sheet were computed assuming the transaction was consummated at the date of the most recent fiscal year end and all adjustments are directly attributable to the transaction and are factually supportable.

2.	Adjustments relating to the unaudited pro forma consolidated statements of operations were computed assuming the transaction was consummated on the first day of the fiscal period and include adjustments which are directly attributable to the transaction, are expected to have a continuing impact and are factually supportable.

Management believes that the assumptions used and the adjustments made are reasonable given the information available.

The unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the acquisition been consummated as of the dates indicated or of the results that may be obtained in the future. The unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 11, 2009 as amended on November 5, 2009, Quarterly Report on Form 10-Q filed with the SEC on May 11, 2009 as amended on November 5, 2009, Quarterly Report on Form 10-Q filed with the SEC on August 3, 2009 as amended on November 5, 2009 and recent Current Reports on Form 8-K as amended on November 6, 2009.

TRANSCEND SERVICES, INC.

PRO FORMA CONSOLIDATED BALANCE SHEETS

(Rounded to the nearest thousand)

	Transcend Services December 31, 2008 (audited)	Medical Dictation Services, Inc. March 31, 2009 (audited)	Adjustments	Note #	Pro Forma (unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$12,282,000	$93,000	$(2,310,000)	1.a	$9,990,000
			(75,000)	3
Accounts receivable, net of allowance for doubtful accounts of $99,000 for Transcend and $0 for MDSI	5,929,000	1,431,000	—		7,360,000
Deferred income tax, net	288,000	—	—		288,000
Prepaid expenses and other current assets	332,000	18,000	—		350,000

Total current assets	18,831,000	1,542,000	(2,385,000)		17,988,000
Property and equipment:
Computer and other equipment	2,376,000	281,000	—		2,657,000
Software	2,794,000	—	—		2,794,000
Furniture and fixtures	487,000	57,000	—		544,000
Leasehold improvements	—	84,000	—		84,000

Total property and equipment	5,657,000	422,000	—		6,079,000
Accumulated depreciation and amortization	(3,973,000)	(278,000)	—		(4,251,000)

Property and equipment, net	1,684,000	144,000	—		1,828,000
Intangible assets:
Goodwill	4,717,000	—	12,379,000	1.b	17,096,000
Other intangible assets	795,000	—	3,600,000	1.b	4,395,000

Total intangible assets	5,512,000	—	15,979,000		21,491,000
Accumulated amortization	(530,000)	—	—		(530,000)

Intangible assets, net	4,982,000	—	15,979,000		20,961,000
Deferred income tax, net	519,000	—	(519,000)	2	—
Other assets	79,000	—	—		79,000

Total assets	$26,095,000	$1,686,000	$13,075,000		$40,856,000

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$981,000	$299,000	$—		$1,280,000
Accrued compensation and benefits	1,704,000	427,000	—		2,131,000
Line of credit	—	598,000	(598,000)	1.c	—
Revolving promissory note	4,000	—	—		4,000
Promissory notes payable to related parties	—	—	4,270,000	1.a	4,270,000
Promissory notes payable	477,000	—	1,900,000	1.a	2,377,000
Note payable—A.L. Myer Living Trust	—	89,000	(89,000)	1.d	—
Other accrued liabilities	672,000	41,000	—		713,000

Total current liabilities	3,838,000	1,454,000	5,483,000		10,775,000
Long term liabilities:
Promissory notes payable	238,000	—	5,100,000	1.a	5,338,000
Note payable—A.L. Myer Living Trust	—	598,000	(598,000)	1.d	—
Other liabilities	169,000	11,000	—		180,000
Deferred income tax liability, net	—	9,000	1,298,000	1.b	788,000
			(519,000)	2

Total long term liabilities	407,000	618,000	5,281,000		6,306,000

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value; 2,000,000 shares authorized and no shares outstanding at December 31, 2008	—	—	—		—
Common stock, $0.05 par value; 15,000,000 shares authorized at December 31, 2008 and 8,571,000 shares issued and outstanding at December 31, 2008	423,000	—	6,000	1.a	429,000
MDSI Common Stock—$10 par value, 1,960 shares authorized, 960 share issued and outstanding at March 31, 2009	—	10,000	(10,000)	1.b	—
Additional paid-in capital	30,439,000	48,000	(48,000)	1.b	32,433,000
			1,994,000	1.a
Retained deficit	(9,012,000)	(444,000)	444,000	1.b	(9,087,000)
			(75,000)	3

Total stockholders’ equity (deficit)	21,850,000	(386,000)	2,311,000		23,775,000

Total liabilities and stockholders’ equity	$26,095,000	$1,686,000	$13,075,000		$40,856,000

The accompanying notes are an integral part of these financial statements.

TRANSCEND SERVICES, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(rounded to the nearest thousand,

except earnings per share)

	Transcend Services Twelve Months ended December 31, 2008 (audited)	MDSI Twelve Months ended March 31, 2009 (audited)	Adjustments	Note #	Pro forma Twelve Months ended December 31, 2008 (unaudited)
Revenue	$48,696,000	$13,732,000	$—		$62,428,000
Direct costs	30,852,000	9,312,000	—		40,164,000

Gross profit	17,844,000	4,420,000	—		22,264,000
Operating expenses:
Sales and marketing	1,130,000	—	—		1,130,000
Research and development	1,065,000	—	—		1,065,000
General and administrative	5,880,000	3,987,000			9,867,000
Depreciation and amortization	822,000	50,000	370,000	6	1,242,000

Total operating expenses	8,897,000	4,037,000	370,000		13,304,000

Operating income	8,947,000	383,000	(370,000)		8,960,000

Interest and other income and expense:
Interest expense, related party	6,000	—	100,000	5	106,000
Interest income	(132,000)	—	—		(132,000)
Interest expense	145,000	84,000	263,000	4	492,000
Other (income) expense	(16,000)	14,000	—		(2,000)

Total interest and other expense, net	3,000	98,000	363,000		464,000

Income before income taxes	8,944,000	285,000	(733,000)		8,496,000
Income tax provision	3,176,000	44,000	57,000	7	3,017,000
	—	—	(260,000)	8

Net income	$5,768,000	$241,000	$(530,000)		$5,479,000

Basic earnings per share:
Net earnings per share	$0.68				$0.64

Weighted average shares outstanding	8,448,000				8,568,000

Diluted earnings per share:
Net earnings per share	$0.65				$0.61

Weighted average shares outstanding	8,814,000				8,934,000

The accompanying notes are an integral part of these financial statements.

TRANSCEND SERVICES, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(rounded to the nearest thousand,

except earnings per share)

	Transcend Services Six Months Ended June 30, 2009 (unaudited)	MDSI Six Months Ended June 30, 2009 (unaudited)	Adjustments	Note #	Pro forma Six Months Ended June 30, 2009 (unaudited)
Revenue	$31,896,000	$7,111,000	$—		$39,007,000
Direct costs	20,438,000	4,769,000	—		25,207,000

Gross profit	11,458,000	2,342,000	—		13,800,000
Operating expenses:
Sales and marketing	853,000	—	—		853,000
Research and development	733,000	—	—		733,000
General and administrative	3,940,000	1,731,000	—		5,671,000
Depreciation and amortization	564,000	—	185,000	6	749,000

Total operating expenses	6,090,000	1,731,000	185,000		8,006,000
Operating income	5,368,000	611,000	(185,000)		5,794,000

Interest and other income and expense:
Interest expense, related party	—	—	50,000	5	50,000
Interest income	(15,000)	—	—		(15,000)
Interest expense	76,000	—	132,000	4	208,000
Other (income) expense, net	—	36,000	—		36,000

Total interest and other expense, net	61,000	36,000	182,000		279,000

Income before income taxes	5,307,000	575,000	(367,000)		5,515,000
Income tax provision	1,973,000	—	214,000	7	2,051,000
	—	—	(136,000)	8

Net income	$3,334,000	$575,000	$(445,000)		$3,464,000

Basic earnings per share:
Net earnings per share	$0.39				$0.40

Weighted average shares outstanding	8,476,000				8,596,000

Diluted earnings per share:
Net earnings per share	$0.38				$0.39

Weighted average shares outstanding	8,831,000				8,951,000

The accompanying notes are an integral part of these financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.	Purchase Accounting Entry:

a.	Payment of the purchase price of $15.6 million was made as follows: (a) $9.3 million in cash paid at closing; (b) $2.0 million in cash payable within 30 days of delivery of audited financial statements; (c) a one-year 5% $2.0 million promissory note payable to the selling stockholder; (d) $2.0 million of Transcend common stock (119,940 shares); and (e) $270,000 cash payable 45 days after closing.

b.	The purchase price was allocated between goodwill of $12.4 million, intangibles assets of $3.6 million, net identifiable assets of $0.9 million and a net deferred tax liability of $1.3 million.

c.	At closing the amount owed on MDSI’s line of credit with Citibank was paid off.

d.	At closing, MDSI’s Notes Payable were paid off.

2.	The long-term deferred income tax asset was netted against the long-term deferred income tax liability.

3.	Acquisition costs are estimated to be $75,000 for the purchase of MDSI.

4.	Transcend and MDSI entered into a new borrowing agreement with Regions Bank, which included a promissory note of $7.0 million, used for part of the purchase price of MDSI. The note bears interest at a rate based on the current LIBOR. For the pro forma financial statements, the monthly interest expense for the note was estimated at an annual interest rate of 3.75% based on the rate for September 2009.

5.	The monthly interest expense for the $2.0 million promissory note to Dorothy Fitzgerald was estimated using an annual interest rate of 5%.

6.	The intangible asset of $3.5 million for customer relationships are being amortized over 120 months, at $29,167 per month, and the intangible asset of $100,000 for non-compete agreements are being amortized over 60 months at $1,667 per month.

7.	MDSI original Income tax expense was adjusted to reflect Transcend’s tax rate at December 31, 2008 of 35.51% and at June 30, 2009 of 37.18%.

8.	Income tax expense calculated on the adjustments to reflect Transcend’s tax rate at December 31, 2008 of 35.51% and at June 30, 2009 of 37.18%.